UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

SPIRIT AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35186	38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Executive Way Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 447-7920

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange
Series A Preferred Stock Purchase Rights	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously disclosed, as part of the payroll support program (the “PSP”) under Division A, Title IV, Subtitle B of The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), on April 20, 2020, Spirit Airlines, Inc. (the “Company”) entered into a payroll support program agreement, with the United States Department of the Treasury (together with its permitted assignees, the “U.S. Treasury”), pursuant to which the Company received a total of $334.7 million through July 31, 2020, to be used exclusively to pay for salaries, wages and benefits for the Company’s employees through September 30, 2020. On October 2, 2020, the U.S. Treasury provided the Company with an additional disbursement under the PSP of $9.7 million.

In connection with the additional disbursement, on October 2, 2020, the Company issued to the U.S. Treasury (i) a 10-year note in a principal amount of $2.91 million (the terms of which are described in Note 13 of the Company’s unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020) and (ii) a warrant to purchase 20,646 shares of the Company’s common stock (the “Warrant”) in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended. The Warrant may be exercised at an exercise price of $14.08 at any time prior to the fifth anniversary of its issuance. The material terms of the Warrant are described in the Form of Warrant, which is attached hereto as Exhibit 4.1.

Pursuant to the terms of the Warrant Agreement, dated as of April 20, 2020, between the Company and the U.S. Treasury, the Company must register the resale of the Warrant and the shares of common stock issuable upon exercise of the Warrant. The Company intends to file a prospectus supplement to its shelf registration statement on Form S-3 (File No. 333-223127), which became effective upon filing with the Securities and Exchange Commission on February 21, 2018, to register the resale of the Warrant and the shares of common stock issuable upon exercise of the Warrant. The Company will not receive any proceeds from the sale of the Warrant or the shares of common stock issuable upon exercise of the Warrant. The opinion of Debevoise & Plimpton LLP, relating to the validity of the Warrant and the shares of common stock issuable upon exercise of the Warrant, is filed as Exhibit 5.1 hereto.

ITEM 9.01.	Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock dated October 2, 2020.

5.1	Opinion of Debevoise & Plimpton LLP.

23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AIRLINES, INC.

Date: October 8, 2020	By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel